FORM OF EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is dated as of August 11, 2016, by and between POSITIVEID CORPORATION, a Delaware corporation (the “Company”), and [  ] (the “Shareholder”).

WHEREAS:

A. On [ ], the Company issued to the shareholder [  ] shares of the Company’s Series I convertible Preferred Stock (the “Series I Convertible Preferred Stock”), for a total of [  ] shares of Series I Convertible Preferred Stock.

B. On July 25, 2016, the Company filed a Certificate of Designations of Preferences, Rights and Limitations (the “Certificate of Designations”) to designate 3,000 shares as Series II Convertible Preferred Stock (the “Series II Convertible Preferred Stock”);

C. The exchange of the Series I Convertible Preferred and Series II Convertible Preferred is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. EXCHANGE.

1.1 Exchange. Subject to the satisfaction or waiver of the conditions with respect to the Closing set forth in Sections 5 and 6 below, at the Closing the Shareholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Series I convertible Preferred Stock and shall receive a certificate for [ ] shares of Series II Convertible Preferred Stock (the “Exchange”). In exchange for the stock certificate representing the Series I Convertible Preferred Stock along with stock powers appropriately endorsed within three (3) business days of receipt by the Company from the Shareholder of such certificate, the Company shall deliver or cause to be delivered to the Shareholder a certificate representing the Series II Convertible Preferred and such shares of Series I Convertible Preferred Stock shall be null and void and any and all rights arising thereunder shall be extinguished.

2. COMPANY REPRESENTATIONS AND WARRANTIES.

2.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Series II Convertible Preferred Stock in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the reservation for issuance and issuance of Common Stock issuable upon conversion of the Series II Convertible Preferred Stock, have been duly authorized by the Company’s Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

2.2 No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Common Stock upon conversion of the Series II Convertible Preferred Stock) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adviser effect on the Company or its subsidiaries.

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2.3 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Shareholder contained herein, the offer and issuance by the Company of the (i) Series II Convertible Preferred Stock is exempt from registration pursuant to the exemption provided by Section 3(a)(9) of the 1933 Act and (ii) Default Shares is exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D promulgated under the 1933 Act.

2.4 Issuance of Securities. The issuance of the Series II Convertible Preferred Stock is duly authorized and upon issuance in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof. Upon conversion of the Series II Convertible Preferred Stock in accordance with the Certificate of Designations, the Common Stock issuable upon such conversion, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

2.5 Transfer Taxes. On the Closing Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Series II Convertible Preferred Stock to be exchanged with the Shareholder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

3. SHAREHOLDER ‘S REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Company to enter into this Agreement and consummate the exchange, Shareholder represents, warrants and covenants with and to the Company as follows:

3.1 Authorization and Binding Obligation. The Shareholder has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement, and to purchase the Series II Convertible Preferred being issued o such Shareholder hereunder and thereunder. The execution, delivery and performance of this Agreement and performance under this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, partnership or similar action on the part of such Shareholder and no further consent or authorization is required. This Agreement has been duly authorized, executed and delivered. This Agreement has been duly executed and delivered by the Shareholder, and constitute the legal, valid and binding obligations of the Shareholder, enforceable against the Shareholder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

3.2 Beneficial Owner. With respect to the Series I Convertible Preferred Stock (i) the Shareholder owns, beneficially and of record, good and marketable title to the Series I Convertible Preferred Stock free and clear of any taxes or encumbrances; (ii) the Series I Convertible Preferred Stock is not subject to any transfer restriction, other than the restriction that the Series I convertible Preferred Stock has not been registered under the 1933 Act and, therefore, cannot be resold unless registered under the 1933 Act or in a transaction exempt from or not subject to the registration requirements of the 1933 Act; (iii) the Shareholder has not entered into any agreement or understanding with any person or entity to dispose of the Series I Convertible Preferred Stock and (iv) at the Closing, the Shareholder will convey to the Company good and marketable title to the Series I Convertible Preferred Stock, free and clear of any security interests, liens, adverse claims, encumbrances, taxes or encumbrances.

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3.3 Accredited Shareholder. Such Shareholder is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

3.4 Purchase Entirely for Own Account. The Series II Convertible Preferred Stock to be received by such Shareholder hereunder will be acquired for such Shareholder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Shareholder’s right at all times to sell or otherwise dispose of all or any part of such securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Shareholder to hold the Securities for any period of time. Such Shareholder is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

3.5 Disclosure of Information. Such Shareholder has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Shareholder acknowledges receipt of copies of the Company’s most recent Annual Report on Form 10-K for its last fiscal year and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof. Neither such inquiries nor any other due diligence investigation conducted by such Shareholder shall modify, amend or affect such Shareholder ‘s right to rely on the Company’s representations and warranties contained in this Agreement.

3.6 Proceedings. No proceedings relating to the Series I Convertible Preferred Stock are pending or, to the knowledge of the Shareholder, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Shareholder’s right and ability to surrender and exchange the Series I Convertible Preferred Stock.

3.7 Tax Consequences. The Shareholder acknowledges that the purchase of the Series II Convertible Preferred may involve tax consequences to the Shareholder and that the contents of this Agreement do not contain tax advice. Shareholder acknowledges that it has not relied and will not rely upon the Company with respect to any tax consequences related to the exchange of the Series I Convertible Preferred for the Series II Convertible Preferred. The Shareholder assumes full responsibility for all such consequences and for the preparation and filing of any tax returns and elections which may or must be filed in connection with such the Exchange.

3.8 Reliance on Exemptions. The Shareholder understands that the Series II Convertible Preferred is being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Shareholder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Shareholder set forth herein and in this Agreement in order to determine the availability of such exemptions and the eligibility of the Shareholder to acquire the Series II Convertible Preferred.

4. COVENANTS.

4.1 Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock issuable upon conversion of the Series II Convertible Preferred Stock

5. CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Shareholder hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Shareholder with prior written notice thereof:

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5.1 The Shareholder shall have duly executed this Agreement and delivered the same to the Company.

5.2 The representations and warranties of the Shareholder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Shareholder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Shareholder at or prior to the Closing Date.

5.3 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

6. CONDITIONS TO SHAREHOLDER’S OBLIGATIONS HEREUNDER.

The obligations of the Shareholder hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Shareholder ‘s sole benefit and may be waived by the Shareholder at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 The Company shall have duly executed and delivered this Agreement.

6.2 Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

6.3 The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated by this Agreement.

6.4 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

7. MISCELLANEOUS.

7.1 Legends. The Shareholder acknowledges that the certificate(s) representing the Series II Convertible Preferred Stock and the shares of Common Stock issuable upon conversion of the Series II Convertible Preferred Stock shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED SHAREHOLDER” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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7.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of sitting in the City of Delray Beach, Palm Beach, County of Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

7.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.5 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

7.6 Entire Agreement; Amendments. This Agreement supersede all other prior oral or written agreements between the Shareholder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor Shareholder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Shareholder, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Shareholder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

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7.7 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	POSITIVEID CORPORATION

1690 South Congress Avenue, Suite 201
Delray Beach, Florida 33445
Email: atomek@psidcorp.com

If to the Buyer:	to the address set forth on the signature page to this agreement.

to its address and email address set forth above, or to such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email program containing the time, date, recipient email address and copy of the message or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

7.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Series II Convertible Preferred Stock. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Shareholder. Shareholder may assign some or all of its rights hereunder without the consent of the Company.

7.9 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

[signature page follows]

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IN WITNESS WHEREOF, the Shareholder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

POSITIVEID CORPORATION

By:
Name:
Title:

SHAREHOLDER:
______________

Address for Notice:
______________
______________

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